Exhibit 99.1
                                  ------------

         The Mortgage Loans consist of approximately 299 Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $99,449,749, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Approximately 68.90% of the Mortgage Loans were retail originated mortgage loans and approximately 31.10% of the Mortgage Loans were wholesale originated mortgage loans. Approximately 73.88% of the Mortgage Loans were originated under the Originator's "Standard" underwriting program and approximately 26.12% of the Mortgage Loans were originated under the Originator's "LTV Plus" underwriting program.

         Each Mortgage Loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 5.72% of the Mortgage Loans are fixed-rate Mortgage Loans and approximately 94.28% of the Mortgage Loans are adjustable-rate Mortgage Loans.

         Each Adjustable-Rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the Initial Adjustable-Rate Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each Adjustable-Rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Adjustable- Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Adjustable-Rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the Adjustable-Rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 65.81% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") on certain voluntary prepayments in full. Generally, each such Mortgage Loan provides for payment of a Prepayment Charge on certain voluntary prepayments in full made within a defined period set forth in the related Mortgage Note (generally within the first three years but may be as short as one year or as long as five years from the date of origination of such Mortgage Loan). The amount of the Prepayment Charge is as provided in the related Mortgage Note.

         None of the Mortgage Loans are Buydown Mortgage Loans.

MORTGAGE LOAN STATISTICS

         The average principal balance of the Mortgage Loans at origination was approximately $332,923. No Mortgage Loan had a principal balance at origination greater than approximately $577,500 or less than approximately $54,000. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $332,608. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $575,000 or less than approximately $53,983.

         The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.40% per annum to approximately 13.00% per annum, and the weighted average Mortgage Rate on the Mortgage Loans was approximately 9.02% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Mortgage Loans had Gross Margins ranging from approximately 1.00% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 6.40% per annum to approximately 13.00% per annum and Maximum Mortgage Rates ranging from approximately 12.40% per annum to approximately 19.00% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Mortgage Loans was approximately 6.38%, the weighted average Minimum Mortgage Rate on the adjustable-rate Mortgage Loans was approximately 9.03% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Mortgage Loans was approximately 15.03% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Mortgage Loan occurs in January 2004 and the weighted average next Adjustment Date for all of the adjustable-rate Mortgage Loans following the Subsequent Cut-off Date is October 2003.

         The weighted average loan-to-value ratio at origination of the Mortgage Loans was approximately 80.29%. At origination, no Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 53.64%.

         The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 29 years and 7 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to August 2001 or after February 2002, or will have a remaining term to stated maturity of less than 14 years or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is January 2032.

         The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                            PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION(1)



      RANGE OF PRINCIPAL BALANCES AT                    NUMBER OF        AGGREGATE ORIGINAL PRINCIPAL      % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                          MORTGAGE LOANS               BALANCE                    PRINCIPAL BALANCE
             ---------------                          --------------               -------                    -----------------
 50,000.01 - 100,000.00...................                  16                $ 1,217,775.00                        1.22%
100,000.01 - 150,000.00...................                   7                    904,300.00                        0.91
150,000.01 - 200,000.00...................                   7                  1,250,305.00                        1.26
200,000.01 - 250,000.00...................                   3                    678,300.00                        0.68
250,000.01 - 300,000.00...................                  64                 18,622,605.00                       18.71
300,000.01 - 350,000.00...................                  95                 31,094,064.00                       31.24
350,000.01 - 400,000.00...................                  41                 15,511,935.00                       15.58
400,000.01 - 450,000.00...................                  33                 14,076,801.00                       14.14
450,000.01 - 500,000.00...................                  30                 14,515,391.00                       14.58
500,000.01 - 550,000.00...................                   1                    520,000.00                        0.52
550,000.01 - 600,000.00...................                   2                  1,152,500.00                        1.16
                                                           ---                --------------                      ------
         Total............................                 299                $99,543,976.00                      100.00%
                                                           ---                ---------------                     ------

-------------------
(1) The average principal balance of the Mortgage Loans as of origination was approximately $332,923.


                   PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)



                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS                     NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         OF THE CUT OFF DATE ($)                       MORTGAGE LOANS               DATE                       CUT-OFF DATE
         -----------------------                       --------------               ----                       ------------
 50,000.01 - 100,000.00...................                  16           $      1,216,926.17                        1.22%
100,000.01 - 150,000.00...................                   7                    903,626.12                        0.91
150,000.01 - 200,000.00...................                   7                  1,248,681.55                        1.26
200,000.01 - 250,000.00...................                   3                    677,610.56                        0.68
250,000.01 - 300,000.00...................                  64                 18,607,231.74                       18.71
300,000.01 - 350,000.00...................                  96                 31,413,066.89                       31.59
350,000.01 - 400,000.00...................                  40                 15,147,867.29                       15.23
400,000.01 - 450,000.00...................                  33                 14,062,655.02                       14.14
450,000.01 - 500,000.00...................                  30                 14,503,209.57                       14.58
500,000.01 - 550,000.00...................                   1                    519,429.79                        0.52
550,000.01 - 600,000.00...................                   2                  1,149,444.46                        1.16
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ------

-------------------
(1) The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $332,608.

                     MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         CURRENT MORTGAGE RATE(%)                      MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ------------------------                      --------------               ----                       ------------
 6.000 -  6.499...........................                   1          $         332,193.52                        0.33%
 6.500 -  6.999...........................                  13                  4,838,176.66                        4.86
 7.000 -  7.499...........................                  15                  6,054,563.60                        6.09
 7.500 -  7.999...........................                  39                 13,151,071.62                       13.22
 8.000 -  8.499...........................                  33                 12,102,164.36                       12.17
 8.500 -  8.999...........................                  58                 19,718,623.58                       19.83
 9.000 -  9.499...........................                  29                  9,514,705.03                        9.57
 9.500 -  9.999...........................                  42                 13,423,378.37                       13.50
10.000 - 10.499...........................                  17                  5,668,816.87                        5.70
10.500 - 10.999...........................                  21                  5,864,091.46                        5.90
11.000 - 11.499...........................                  13                  3,047,909.57                        3.06
11.500 - 11.999...........................                  10                  2,935,625.38                        2.95
12.000- 12.499............................                   1                    366,000.00                        0.37
12.500 - 12.999...........................                   7                  2,432,429.14                        2.45
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ------

------------------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 9.020% per annum.


                    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE SUBSEQUENT MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         MAXIMUM MORTGAGE RATE(%)                      MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ------------------------                      --------------               ----                       ------------
12.000 - 12.499...........................                   1          $         332,193.52                        0.35%
12.500 - 12.999...........................                  13                  4,838,176.66                        5.16
13.000 - 13.499...........................                  15                  6,054,563.60                        6.46
13.500 - 13.999...........................                  35                 12,046,067.26                       12.85
14.000 - 14.499...........................                  32                 11,747,164.36                       12.53
14.500 - 14.999...........................                  53                 17,739,365.12                       18.92
15.000 - 15.499...........................                  27                  9,021,279.10                        9.62
15.500 - 15.999...........................                  38                 12,060,004.81                       12.86
16.000 - 16.499...........................                  16                  5,276,816.87                        5.63
16.500 - 16.999...........................                  21                  5,864,091.46                        6.25
17.000 - 17.499...........................                  13                  3,047,909.57                        3.25
17.500 - 17.999...........................                  10                  2,935,625.38                        3.13
18.000 - 18.499...........................                   1                    366,000.00                        0.39
18.500 - 18.999...........................                   7                  2,432,429.14                        2.59
                                                           ---            -------------------                     ------
         Total............................                 282            $    93,761,686.85                      100.00%
                                                           ---            -------------------                     ------

--------------------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 15.026% per annum.

                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         MINIMUM MORTGAGE RATE(%)                      MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ------------------------                      --------------               ----                       ------------
 6.000 -  6.499...........................                   1          $         332,193.52                        0.35%
 6.500 -  6.999...........................                  13                  4,838,176.66                        5.16
 7.000 -  7.499...........................                  15                  6,054,563.60                        6.46
 7.500 -  7.999...........................                  35                 12,046,067.26                       12.85
 8.000 -  8.499...........................                  32                 11,747,164.36                       12.53
 8.500 -  8.999...........................                  53                 17,739,365.12                       18.92
 9.000 -  9.499...........................                  27                  9,021,279.10                        9.62
 9.500 -  9.999...........................                  38                 12,060,004.81                       12.86
10.000 - 10.499...........................                  16                  5,276,816.87                        5.63
10.500 - 10.999...........................                  21                  5,864,091.46                        6.25
11.000 - 11.499...........................                  13                  3,047,909.57                        3.25
11.500 - 11.999...........................                  10                  2,935,625.38                        3.13
12.000 - 12.499...........................                   1                    366,000.00                        0.39
12.500 - 12.999...........................                   7                  2,432,429.14                        2.59
                                                           ---                ---------------                     ------
         Total............................                 282                $93,761,686.85                      100.00%
                                                           ---                --------------                      ------

------------------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 9.026% per annum.


             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         GROSS MARGINS(%)                              MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ----------------                              --------------               ----                       ------------
1.000 - 1.249.............................                   1          $         315,637.16                        0.34%
5.000 - 5.249.............................                   1                    282,210.47                        0.30
5.500 - 5.749.............................                  39                 13,422,953.22                       14.32
6.000 - 6.249.............................                   2                    620,188.21                        0.66
6.250 - 6.499.............................                   2                    640,430.35                        0.68
6.500 - 6.749.............................                 212                 71,364,215.97                       76.11
6.750 - 6.999.............................                   1                     57,578.78                        0.06
7.000 - 7.249.............................                  24                  7,058,472.69                        7.53
                                                           ---            -------------------                     ------
         Total............................                 282            $    93,761,686.85                      100.00%
                                                           ---            -------------------                     ------

------------------
(1) The weighted average Gross Margin of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 6.381% per annum.

                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         NEXT ADJUSTMENT DATE                          MORTGAGE LOANS               DATE                       CUT-OFF DATE
         --------------------                          --------------               ----                       ------------
July 2003.................................                   4           $      1,394,821.85                        1.49%
August 2003...............................                  18                  5,902,495.23                        6.30
September 2003............................                  25                  8,616,907.64                        9.19
October 2003..............................                  53                 16,392,645.72                       17.48
November 2003.............................                 145                 48,034,739.41                       51.23
December 2003.............................                  36                 13,037,577.00                       13.91
January 2004..............................                   1                    382,500.00                        0.41
                                                           ---            -------------------                     ------
         Total............................                 282            $    93,761,686.85                      100.00%
                                                           ---            -------------------                     ------

------------------
(1) The weighted average next Adjustment Date for the adjustable-rate Mortgage Loans as of the Cut-off Date is approximately October 2003.


             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO(%)                   MORTGAGE LOANS               DATE                       CUT-OFF DATE
     -------------------------------                   --------------               ----                       ------------
50.01 - 55.00.............................                   3               $  1,129,087.41                        1.14%
55.01 - 60.00.............................                   6                  2,126,470.31                        2.14
60.01 - 65.00.............................                  12                  4,387,524.92                        4.41
65.01 - 70.00.............................                  17                  6,254,126.99                        6.29
70.01 - 75.00.............................                  42                 14,252,091.44                       14.33
75.01 - 80.00.............................                  79                 28,310,928.06                       28.47
80.01 - 85.00.............................                  40                 14,602,545.94                       14.68
85.01 - 90.00.............................                  84                 24,396,265.51                       24.53
90.01 - 95.00.............................                  16                  3,990,708.58                        4.01
                                                           ---                --------------                      ------
         Total............................                 299                $99,449,749.16                      100.00%
                                                           ---                --------------                      ------

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 80.29%.


                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         PROPERTY TYPE                                 MORTGAGE LOANS               DATE                       CUT-OFF DATE
         -------------                                 --------------               ----                       ------------
Single Family Detached....................                 262            $    87,725,098.80                       88.21%
Two Family................................                   2                    324,515.06                        0.33
Planned Unit Development Detached.........                  27                  9,190,749.22                        9.24
Condominium...............................                   6                  1,958,780.52                        1.97
Three- to four-family.....................                   1                    170,561.11                        0.17
Planned Unit Development Attached.........                   1                     80,044.45                        0.08
                                                           ---            ------------------                      ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            ------------------                      ------

                           MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         OCCUPANCY STATUS                              MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ----------------                              --------------               ----                       ------------
Owner Occupied............................                 292            $    97,180,571.82                       97.72%
Non Owner Occupied........................                   5                  1,639,614.92                        1.65
Second Home...............................                   2                    629,562.42                        0.63
                                                           ---            ------------------                      ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            ------------------                      ------

--------------------
(1) Occupancy status as represented by the mortgagor at the time of origination.


                          PURPOSE OF THE MORTGAGE LOANS


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         PURPOSE                                       MORTGAGE LOANS               DATE                       CUT-OFF DATE
         -------                                       --------------               ----                       ------------
Equity-out Refinance......................                 156            $    53,145,018.69                       53.44%
Rate Term Refinance.......................                 120                 38,598,198.17                       38.81
Purchase..................................                  23                  7,706,532.30                        7.75
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ------

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         LOCATION                                      MORTGAGE LOANS               DATE                       CUT-OFF DATE
         --------                                      --------------               ----                       ------------
Alabama...................................                   3          $         964,426.79                        0.97%
Arizona...................................                   7                  2,329,286.08                        2.34
California................................                 140                 48,730,943.92                       49.00
Colorado..................................                  13                  4,246,584.18                        4.27
Connecticut...............................                   5                  1,836,532.43                        1.85
Florida...................................                   9                  2,659,820.95                        2.67
Georgia...................................                   3                    835,441.46                        0.84
Hawaii....................................                   4                  1,869,020.23                        1.88
Idaho.....................................                   1                    449,764.25                        0.45
Illinois..................................                   5                  1,838,394.71                        1.85
Iowa......................................                   1                    181,628.40                        0.18
Kansas....................................                   3                  1,202,256.41                        1.21
Maine.....................................                   1                    431,009.38                        0.43
Maryland..................................                   5                  1,627,415.57                        1.64
Massachusetts.............................                   7                  2,503,925.98                        2.52
Michigan..................................                   7                  1,503,101.93                        1.51
Minnesota.................................                   7                  2,504,706.77                        2.52
Mississippi...............................                   1                    333,911.41                        0.34
Missouri..................................                   4                  1,101,107.20                        1.11
Nevada....................................                   1                    361,042.15                        0.36
New Hampshire.............................                   2                    655,305.73                        0.66
New Jersey................................                  16                  4,945,094.81                        4.97
New York..................................                  15                  4,955,440.69                        4.98
Ohio......................................                   3                    315,664.32                        0.32
Oklahoma..................................                   1                     72,866.46                        0.07
Oregon....................................                   2                    739,192.50                        0.74
Pennsylvania..............................                   9                  1,969,709.95                        1.98
Rhode Island..............................                   1                    381,930.48                        0.38
Tennessee.................................                   1                    353,539.31                        0.36
Texas.....................................                   9                  3,434,656.09                        3.45
Utah......................................                   1                    496,942.51                        0.50
Washington................................                  12                  3,619,086.11                        3.64
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ---------

-------------------
(1) The greatest ZIP Code geographic concentration of the Mortgage Loans was approximately 2.10% in the 95148 ZIP Code.

                          QUALIFYING FICO SCORES FOR THE MORTGAGE LOANS AT ORIGINATION(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         QUALIFYING FICO SCORE                         MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ---------------------                         --------------               ----                       ------------
500 - 519.................................                  10           $      2,791,164.27                        2.81%
520 - 539.................................                  19                  6,390,573.14                        6.43
540 - 559.................................                  31                  9,469,576.92                        9.52
560 - 579.................................                  39                 12,202,248.81                       12.27
580 - 599.................................                  30                  9,765,363.02                        9.82
600 - 619.................................                  18                  6,521,186.54                        6.56
620 - 639.................................                  56                 19,190,738.97                       19.30
640 - 659.................................                  41                 13,987,827.01                       14.07
660 - 679.................................                  23                  7,908,281.67                        7.95
680 - 699.................................                  15                  5,335,442.08                        5.36
700 - 719.................................                   3                    951,634.87                        0.96
720 - 739.................................                   7                  2,068,323.83                        2.08
740 - 759.................................                   4                  1,721,221.69                        1.73
760 - 779.................................                   2                    799,855.61                        0.80
780 - 799.................................                   1                    346,310.73                        0.35
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     -------

----------------------
(1) The weighted average qualifying FICO score at origination of the Mortgage Loans was approximately 615.


                  INCOME DOCUMENTATION OF THE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         INCOME DOCUMENTATION                          MORTGAGE LOANS               DATE                       CUT-OFF DATE
         --------------------                          --------------               ----                       ------------
Full Documentation........................                 166            $    51,980,354.42                       52.27%
Stated Income Documentation...............                  59                 19,809,999.34                       19.92
Fast Trac Documentation...................                  74                 27,659,395.40                       27.81
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ------

--------------------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards; Representations" herein.


                  UNDERWRITING PROGRAM OF THE MORTGAGE LOANS(1)


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         UNDERWRITING PROGRAM                          MORTGAGE LOANS               DATE                       CUT-OFF DATE
         --------------------                          --------------               ----                       ------------
Standard..................................                 216            $       73,470,618.05                    73.88%
LTV Plus..................................                  83                    25,979,131.11                    26.12
                                                           ---            ---------------------                   ------
         Total............................                 299            $       99,449,749.16                   100.00%
                                                           ---            ---------------------                   ------

--------------------
(1) For a description of each underwriting program, see "The Mortgage Loans--Underwriting Standards; Representations" herein.

                     RISK CATEGORIES FOR THE MORTGAGE LOANS


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         CREDIT GRADE                                  MORTGAGE LOANS               DATE                       CUT-OFF DATE
         ------------                                  --------------               ----                       ------------
AAA.......................................                 125            $    44,536,477.90                       44.78%
AA........................................                  89                 30,764,231.86                       30.93
A.........................................                  31                  8,388,572.32                        8.43
B.........................................                  31                 10,423,319.78                       10.48
C.........................................                   9                  2,700,549.12                        2.72
D.........................................                  14                  2,636,598.18                        2.65
                                                           ---            -------------------                     ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            -------------------                     ---------


                    ORIGINATION SOURCE OF THE MORTGAGE LOANS


                                                                         AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                         NUMBER OF      OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
      ORIGINATION SOURCE                              MORTGAGE LOANS               DATE                       CUT-OFF DATE
      ------------------                              --------------               ----                       ------------
Retail....................................                 211            $    68,521,015.91                       68.90%
Wholesale.................................                  88                 30,928,733.25                       31.10
                                                           ---            ------------------                      ------
         Total............................                 299            $    99,449,749.16                      100.00%
                                                           ---            ------------------                      ------